Exhibit 10.1

                              DECLARATION OF TRUST

This declaration of trust is made by Reza Mohammed (the "Trustee") in favor of Kopr Resources Corp. (the "Beneficiary"). The trustee solemnly declares that he holds a 100% interest in Kopr mining claims, Tenure Number 541991 inclusive (the "Property") located about 15 km north of the town of Keremeos in south central British Columbia west of Hwy 3A North, British Columbia, Canada, in trust solely for the benefit to the beneficiary.

The trust further promises the Beneficiary not to deal with the property in any way, except to transfer the Property to the Beneficiary, without written instructions, directions and consent of the Beneficiary.

Given at Vancouver, British Columbia, Canada on the 28th day of November 2007.

Signed Sealed and Delivered by

Reza, Mohammed to the presence of


/s/ Aleece Gibb                              /s/ Reza Mohammed
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Signature of Witness                         Reza Mohammed


Aleece Gibb
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Name of Witness


1-1250 W. Hasting St
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Address of Witness